WISDOMTREE TRUST

Supplement dated July 1, 2015

to the currently effective

Statement of Additional Information (“SAI”) for the

WisdomTree China Dividend ex-Financials Fund

The following information supplements and should be read in conjunction with the SAI for the WisdomTree China Dividend ex-Financials Fund (the “Fund”).

The following changes for the Fund are effective as of July 1, 2015:

	Prior to July 1, 2015	Effective on July 1, 2015
Fund Name	WisdomTree China Dividend ex-Financials Fund	WisdomTree China ex-State-Owned Enterprises Fund
Fund Ticker	CHXF	CXSE
Index	WisdomTree China Dividend ex-Financials Index	WisdomTree China ex-State-Owned Enterprises Index
Expense Ratio	0.63%

0.63%, which will be reduced to 0.53% through July 31, 2016 after a contractual fee waiver of 0.10% (exclusive of any fees or expenses not paid by the Fund’s adviser, WisdomTree Asset Management, Inc., under the advisory agreement and exclusive of acquired fund fees and expenses).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SP-052-0715